Exhibit 99.1

US Gold Annual General Meeting June 14, 2011 WWW.usgold.com 1

Forward Looking and Cautionary Statements This documents contains certain forward-looking statements and information by each of US Gold and Minera Andes, including “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information express, as at the date of this press release, US Gold and Minera Andes’ estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward looking statements and information include, but are not limited to, the completion of a business combination between Minera Andes and US Gold (including the numerous approvals required in connection with such a business combination), risks related to business integration as a result of a successful business combination, factors associated with fluctuations in the market price of precious metals, mining industry risks, risks associated with foreign operations, risks related to litigation including specifically but not limited to Minera Andes’ Los Azules property, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information. Neither US Gold nor Minera Andes undertake any obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See (i) US Gold’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”; and, (ii) Minera Andes’ Annual Information Form as filed on SEDAR (www.sedar.com) and form 40F/A filed with the SEC, for the period ended December 31, 2010, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information. All forward looking statements and information made in this news release are qualified by this cautionary statement. 2

Nils Engelstad Corporate Secretary, Legal Counsel 3

Formal Proceedings 4

Rob McEwen Chairman & CEO 5

6 Gold is Money

Price Going Much Higher

This is the amount of money the US has created $23,211,280 In The Last 20 Minutes... This is the amount of gold produced globally $6,528,000 Source: Federal Reserve, GFMS, WGC *Money = US M2 growth for Q3 2010, Gold = global gold production Q3 2010 8

9 Dow vs Gold Ratio # of Gold oz. to Buy Dow 0 10 20 30 40 1900 1925 1950 1975 2000 1 oz Aug 7, 1896 2 oz Aug 8, 1932 1 oz Jan 18, 1980 8 oz Jun 13, 2011 Source: Bloomberg 18 oz Aug 30, 1929 28 oz Nov 26, 1966 44 oz Jul 16, 1999

Silver / Gold Exchange Ratio # of ozs Silver = 1 oz Gold 1980 – Present Range 14 - 100 10

LIFE IS FULL OF DISTRACTIONS. NO MATTER HOW TEMPTING IT MAY BE TO VEER OFF YOUR PATH, KEEP YOUR GOALS IN FOCUS AND KEEP MOVING FORWARD. - Gabriel Cid 11

Creating a High Growth, Low Cost Mid-tier Silver Producer +

Transaction Details Proposed Corporate Name: Exchange/Ticker: Share Exchange Ratio: Pro-forma Market Cap: Pro-forma Shares Outstanding: Pro-forma Rob McEwen Ownership: Pro-forma Balance Sheet: Expected Closing: McEwen Mining Inc. NYSE / TSX : Ticker TBD 1:0.4 Minera to US Gold US $1.4 Billion 252.7 Million 25% ($345 Million) US $122 Million – No Bank Debt Late October 13

14 Share Performance When Paying Premiums Premium Paid 0% 10% 20% 30% 40% 50% 60% 70% 2006 2007 2008 2009 2010 2011 Western Silver/Glaims 31% - 28% Desert Sun/Yamana 19%-13% Mexgold/Gammon 17% - 12% Glamis/Goldcorp 33% - 17% Bema Gold Kinross 23% - 10% Palmarejo/Coeur d’Alene 40% - 35% Cambior/IAMGOLD 32% - 11% Meridian/Yamana 23% - 13% Aurelian / Kinross 66% - 48% Peak Gold/New gold 15%-17% Metallica/New Gold 13% - 15% Western Goldfields/New Gold 19% - 6% Aquline/Pan American 37% - 28% Moto Gold/ Randgold 11% - 10% Complex/Agnico 29% - 15% Red Back / Kinross 17% - 10% 1-Day Premium Adjusted 1-Day Settle

18 Months 15 Months 12 Months 9 Months 6 Months 3 Months 2 Months 1 Months 2 weeks 1 weeks June 13 Time Avg. Share Exchange Ratio (Minera : US Gold) 0.32 0.32 0.32 0.36 0.36 0.35 0.35 0.36 0.37 0.39 0.39 15

Goldcorp + Wheaton Combination Premium Paid: 7% Goldcorp Performance Day of Announcement Goldcorp Performance 12 Months Upon Closing $0.01 170% 16

Highlights of Combination Current Production + Significant Growth Low Cost Producer Strong Balance Sheet Well Positioned Exploration Portfolio Increases Management’s Focus One Step Closer to S&P 500 17

Goal: Qualify for S&P 2015 1. US Company 2. Public Float > 50% 3. Liquidity Threshold 4. Sector Representation 5. US Listing 6. Market Cap. > $5 B 7. 4 Qtrs Positive Earnings Requirements 18

S&P 500: 2 Remaining Hurdles Market Cap. > $5 B 2. 4 Qtrs Positive Earnings Today Pro-forma $765 MM No $1.4 B Cash Flow Begins * As of Jun 13, 2011 19

20 Diversified in the Americas * San Jose: includes just MAI 49% interest Gold Bar Project (UXG) 2014E 60 K Au oz El Gallo Project (UXG) 2014E 5.0 MM Ag oz 50 K Au oz Los Azules (MAI) Indicated: 2.2 B Cu lbs Inferred: 10.3 B Cu lbs San Jose (MAI) 2010A 2.5 MM Ag oz 40 K Au oz

21 Significant Growth Pipeline Production Development Exploration San Jose (Argentina) El Gallo (Mexico) Gold Bar (Nevada) Los Azules (Argentina) Limo (Nevada) Cerro Negro Exploration Properties (Argentina)

Production & Development 22

2011E 2014E 7.5 MM oz 2.5 MM oz Growing Production 2011E 2014E -$1.50 -$0.40 Lowering Costs Cash Cost / Silver oz* (Gold by-product) *Cash cost reported on a by-product basis High Growth + Low Cost Pro-forma Estimates 23

McEwen Mining First Majestic Silvercorp Hecla Coeur D’Alene Pan American Silver Standard $345 MM $39 MM $31 MM $5 MM $3 MM $1 MM $0 MM 27x Avg. Rob McEwen Big Ownership – No Salary! Increases Management’s Focus * As of Jun 13, 2011 24

Creating a Low Cost, High Margin Producer Silvercorp -$7.60 McEwen Mining Hecla $1.05 Pan American $7.85 Silver Standard $10.95 First Majestic $8.25 *Cash cost reported on a by-product basis ** As of March 31, 2011 Cash Cost (By-Product Basis): McEwen Mining vs Peers 2011 -$0.40 2014 -$1.50 Coeur $6.50 25

Creating the Next Mid-tier Silver Producer 5.6 MM 2.5 MM 10.6 MM 24.3 MM 8.5 MM 7 MM *Pro-forma production ** As of Dec 31, 2010 Production Profile: McEwen Mining vs Peers 16.8 MM McEwen Mining 2011 Silvercorp First Majestic McEwen Mining 2014 Silver Standard Hecla Coeur Pan American 7.5 MM 26

McEwen Mining Market Cap vs Peers $1.5 B $1.4 B* $2.0 B $3.1 B $2.0 B $1.7 B *Pro-forma market cap ** As of June 13, 2011 $2.1 B McEwen Mining Silvercorp First Majestic Silver Standard Hecla Coeur Pan American 27

Pro-forma Resource Estimates 3.8 MM oz 0.9 MM oz 81.2 MM oz 51.1 MM oz Silver M&I Inferred Gold M&I Inferred Copper Indicated Inferred 2.2 B lbs 10.3 B lbs * As of Dec 31, 2010 28

Strong Treasury - No Bank Debt $122 MM $100 MM $22 MM Pro-forma US Gold Minera Andes Cash + Silver / Gold Bullion * As of May 31, 2011 29

IF LIFE HAS TAUGHT ME ANYTHING, IT’S THAT WE ARE CAPABLE OF FAR GREATER THINGS THAN ONE CAN POSSIBLY IMAGINE. - Ari Merkin 30

Early Market Reaction to Deal 1.4% 1.6% 0.5% 7.5% 5.3% MJGI Silver Gold MAI UXG *As of 2:00 pm, June 14, 2011 Positive! 31

Ian Ball Senior Vice President 32

El Gallo - Results of Preliminary Economic Assessment (Feb 2011) Avg / yr Silver Prod. Avg / yr Gold Prod. Silver Cash Cost1 IRR2 Payback NPV (5%)2 Capex $18.00 Ag $1,000 Au $28.50 Ag $1,350 Au 5 MM oz 50,250 oz $5.90 27% 2.3 yrs $155 MM $150 MM 5 MM oz 50,250 oz $2.45 65% 1.0 yrs $520 MM $150 MM 1) Feb 2011 PEA 2) Net of gold by-product 3) Pre-tax 33

34 El Gallo Resouce Expansion Highlights 2400 gpt Ag, 39 gpt Au / 0.6 m 75 gpt Ag / 22 m 116 gpt Ag / 10 m 423 gpt Ag / 4 m 516 gpt Ag / 3 m 131 gpt Ag / 8 m 78 gpt Ag / 17 m 0 250 Meters N 0 750 Feet

35 El Gallo: Potential to Expand Production — 250 Ele — 200 Ele Pit Design $18 Silver Price (1:1 Strip Ratio) 126.3 gpt Ag / 21.4 m 90.2 gpt Ag / 6.8 m 190.8 gpt Ag / 17.7 m

36 Significant Exploration Upside El Gallo District El Gallo Palmarito 135 gpt Ag/21 m 124 gpt Ag/12 m 121 gpt Ag/12m 71 gpt Ag/26m 185 gpt Ag/26m

37 Significant Exploration Upside El Gallo District El Gallo 10 Miles 15 Miles Chapotillo 236 gpt Ag, 1.6 gpt Au/19 m 218 gpt Ag, 1.6 gpt Au/5 m 115 gpt Ag, 1.4 gpt Au/6 m 72 gpt Ag, 0.8 gpt Au/10 m

38 Significant Exploration Upside El Gallo District El Gallo 10 Miles 15 Miles Haciendita 2.1 gpt Au, 31 gpt Ag/16 m 1.0 gpt Au, 16 gpt Ag/34 m 1.1 gpt Au, 30 gpt Ag/28 m 1.8 gpt Au, 34 gpt Ag/18 m 1.1 gpt Au, 14 gpt Ag/22 m

El Gallo – Timeline to Production 2011-12: Exploration 15 Drills - $30 Million 2011-12: Mine Permitting Q4 2011: Feasibility Study/Resource Update Late 2012:Construction 2014: Production 39

Stefan Spears VP, Projects 40

Gold Bar – Cortez Trend, Nevada Preliminary Economic Assessment (Apr 2010) 60,000 oz Au / yr Cash Costs $600 / oz IRR 60%1,2 Payback in 3 yrs1 Initial Capital $40 MM NPV (6%) $105 MM 1,2 M&I Resource: 1 Million oz Gold 1) $1,150 / oz gold price, 2)Pre-tax, 3) April 2010 PEA 41

Gold Bar: Pre-Feasibility Study Expected Sept 2011 0 100 200 Meters 0 300 600 Feet Gold Mineralization > 0.2 gpt Pit Design ($1,200 Gold)

Gold Bar – Timeline to Production 2011-12: Exploration - $5 Million Sept 2011: Gold Bar Pre-feasibility 2011-13: Mine Permitting 2013: Construction Late 2014: Production 43

Cadillac Discovery Limo Project 1.48 gpt / 48.8 m 1.29 gpt / 94.5 m incl. 4.93 gpt / 4.6 m 1.15 gpt / 38.1 m incl. 2 gpt / 10.7 m 0.7 gpt / 102.1 m Prospective Trend 2.56 gpt / 82.3 m incl. 7.17 gpt / 12.2 m 3.27 gpt / 16.8 m incl. 6.4 gpt / 10.6 m Golden Butte Pit 91,000 oz Past Gold Production Legend Mineralized Area Drill Holes Pit Faults

Nevada - Tonkin - Cortez Trend Low Gold Recovery Sizeable Resource Potential to Unlock Value

Sofia Vein 10.13 m @ 14.96 g/t Au, 1,096 g/t Ag 5.45 m @ 13.54 g/t Au, 206 g/t Ag 1.72 m @ 10.94 g/t Au, 1,255 g/t Ag Micaela Vein 2.45 m @ 8.33 g/t Au, 1,484 g/t Ag 1.09 m @ 33.50 g/t Au, 2,752 g/t Ag New Veins @ San Jose Mine

Early Stage 100% Owned Beside Goldcorp’s $3.6B Purchase

SANTA CRUZ EXPLORATION TARGETS

Stepping out: 1.12% copper over 62.5 meters 4 Best Drill Holes: 1.08% copper over 145 meters 1.01% copper over 216 meters 1.05% copper over 236 meters 1.04% copper over 168 meters Los Azules – Excellent Copper Results

Creating a High Growth, Low Cost Mid-tier Silver Producer +